UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 07, 2025

KELLY SERVICES, INC.
---------------------------------------------------------------------
(Exact name of Registrant as specified in its charter)

Delaware	0-1088	38-1510762
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 West Big Beaver Road, Troy, Michigan 48084
-------------------------------------------------------------------------------
(Address of principal executive offices) (Zip Code)

(248) 362-4444
----------------------------------------------------------------------
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $1.00 par value per share	KELYA	The Nasdaq Stock Market LLC
Class B Common Stock, $1.00 par value per share	KELYB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

Kelly Services, Inc. (the “Company”) today released financial information containing highlighted financial data for the three and six months ended June 29, 2025. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 7, 2025, the Company appointed Nicholas A. Zuhlke, to serve as the Company’s Vice President, Controller and Chief Accounting Officer, effective August 11, 2025.

Prior to joining the Company, Mr. Zuhlke, age 45, served as Chief Accounting Officer of DexKo Global Holdings Inc. (“DexKo”), a multinational industrial manufacturer and distributor of highly engineered running gear, since 2022 and Director of Accounting and Financial Reporting from 2017-2021. Mr. Zuhlke served in various accounting leadership roles since 2002. He earned a Bachelor of Business Administration from Baker College, a Master of Science in Finance from Walsh College, and is a Certified Public Accountant in the State of Michigan.

In connection with his appointment as Vice President, Controller and Chief Accounting Officer of the Company, Mr. Zuhlke will receive (i) an annual base salary of $365,000 and a target annual bonus opportunity of 50% of his annual base salary pursuant the Company’s Annual Incentive Plan, (ii) a cash sign-on bonus of $50,000, (iii) annual equity-based awards under the Kelly Services, Inc. 2025 Equity Incentive Plan, which, subject to the approval of the Compensation Committee of the Board of Directors of the Company in its sole discretion, shall be granted beginning on the Company’s 2026 annual award grant date, and (iv) a sign on equity grant in the amount of $130,000 in stock grant awards, which will vest in three equal annual installments subject to Mr. Zuhlke’s continued employment. In addition, Mr. Zuhlke shall be eligible to participate in the Company’s General Severance Plan, and health, welfare and retirement benefits on the same basis as all other Company employees. A copy of the press release announcing the appointment is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 7, 2025.
99.2	Presentation materials for August 7, 2025 conference call.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

August 7, 2025

/s/ Laura S. Lockhart Laura S. Lockhart Vice President, Corporate Controller and Chief Accounting Officer (Principal Accounting Officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 7, 2025.
99.2	Presentation materials for August 7, 2025 conference call.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

4